                                                                     EXHIBIT 4.3

                        [FORM OF FLOATING RATE SECURITY]

REGISTERED                                                 PRINCIPAL AMOUNT
NO._________                                               $___________________
CUSIP NO._____________

                              BRE PROPERTIES, INC.

           Medium-Term Note Due Nine Months or More From Date of Issue


         [Unless this Security is presented by an authorized representative of The Depository Trust Company, a New York corporation, 55 Water Street, New York, New York ("DTC"), to BRE Properties, Inc., a Maryland corporation (herein called
           ---
the "Company," which term includes any successor person under the Indenture
     -------
referred to on the reverse hereof), or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         Unless and until it is exchanged in whole or in part for securities in certificated form, this Security may not be transferred except as a whole by DTC to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor of DTC or to a nominee of such successor of DTC.]/1/

         [If applicable, this Security will contain information required by U.S. Federal Income Tax "Original Issue Discount" rules, as that term is defined in the Internal Revenue Code of 1986, as amended.]

Original Issue Date:                                          Spread/Spread Multiplier:  (+ basis pts.):
                                                                                          -
Maturity Date:
Initial Interest Rate:                                        Redeemable at Company's Option:  Yes __ No__
Base Rate:                                                       Initial Redemption Date:
   -   CD Rate __                                                Initial Redemption Price:
   -   CMT Rate __                                               Initial Redemption Percentage:
            Designated CMT Maturity Index:                       Annual Redemption Percentage Reduction:
            Designated CMT Telerate Page:                        Redemption Limitation Date:
   -   Commercial Paper Rate __                               Indexed Note:  Yes __ No __
   -   Eleventh District Cost of Funds Rate __                Amortizing Note:  Yes __ No __
   -   Federal Funds Rate __                                     Amortization Schedule:
   -   LIBOR __                                               Regular Floating Rate:
            Reporting Service:                                Floating Rate/Fixed Rate Note:
            - LIBOR Reuters __                                   Fixed Rate Commencement Date:
            - LIBOR Telerate __                                  Fixed Interest Rate:
            LIBOR Currency:                                   Inverse Floating Rate Note:
            LIBOR Page:
   -   Prime Rate __
   -   Treasury Rate __
Maximum Interest Rate:
Minimum Interest Rate:
Interest Payment Period:
Interest Payment Dates:
Regular Record Dates:
Interest Reset Period:
Interest Reset Dates:
Interest Determination Dates:
Calculation Date:
Index Maturity:

--------------------

/1/ Insert if Global Security

Original Issue Discount Note:  Yes __ No __            Book-Entry:
Total Amount of OID (%):                               Certificated:

Issue Price (percentage of principal):                 Specified Currency:
Yield to Maturity (%):                                 Minimum Denomination if other than $1,000:
Initial Accrual:                                       Sinking Fund:  Yes__  No___
Initial Accrual Period OID (%):                        Authorized Denomination:
(Constant - Yield Method)                              (if other than U.S. Dollars)
                                                       Option of Holder to Elect Repayment:  Yes__ No__
                                                       Optional Repayment Dates:
                                                       Reopening of Notes Previously Issued:  Yes ___ No ____
                                                       Other/Additional Provisions:


          BRE PROPERTIES, INC., a corporation duly organized and existing under the laws of the State of Maryland (hereinafter called the "Company," which term
                                                           -------
includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to _______________________, or registered assigns, the principal sum of ____________________________ Dollars ($____________) on the Maturity Date specified above (except to the extent redeemed or repaid prior to such date), and to pay interest thereon, if any, from the Original Issue Date specified above or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, monthly, quarterly, semi-annually or annually, as specified above for the Interest Payment Period, in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Issue Date specified above, and at Maturity, until the principal hereof is paid or duly provided for. Unless otherwise specified on the face hereof, the "Regular Record Date" shall be the date that is 15 calendar days
             -------------------
immediately preceding the related Interest Payment Date or Dates, whether or not such date shall be a Business Day. Except as otherwise provided herein, the rate of interest to be so paid shall be the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date and thereafter a rate determined, in accordance with the provisions hereinafter set forth, by reference to the Base Rate specified above plus or minus the Spread, if any, specified above or multiplied by the Spread Multiplier, if any, specified above. Unless this Security is a Security which has been issued upon transfer of, in exchange for, or in replacement of, a Predecessor Security (as hereinafter defined), interest on this Security shall accrue from the Original Issue Date indicated above. "Predecessor Security" of
                                                      --------------------
any particular Security means every previous security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under
Section 306 of the Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security. If this Security has been issued upon transfer of, in exchange for, or in replacement of, a Predecessor Security, interest on this Security shall accrue from the last Interest Payment Date to which interest was paid on such Predecessor Security or, if no interest was paid on such Predecessor Security, from the Original Issue Date indicated above. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, (a) if the Original Issue Date of this Security is after a Regular Record Date and before the corresponding Interest Payment Date, interest so payable for the period from and including the Original Issue Date to but excluding such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder hereof on the related Regular Record Date; and (b) interest payable at Maturity shall be paid to the Person to whom principal is payable.

         Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Security as specified above, this Security shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

         The principal of, premium, if any, and interest, if any, on, this Security is payable by the Company in the Specified Currency specified above. If this Security is denominated in a Foreign Currency, in the event that the Foreign Currency is not available for payment at a time at which any payment is required hereunder due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, the Company may, in full satisfaction of its obligation to make such payment, make instead a payment in an equivalent amount of US dollars, determined by the Exchange Rate Agent, as defined below, on the basis of the Market Exchange Rate for such Foreign Currency on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate; provided, however, that if such Specified Currency is replaced by the Euro, the payment of principal of (and premium, if any) or interest, if any, on this Security denominated in such currency shall be effected in the Euro in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community, as amended by the treaty on European Unity. The "Exchange Rate Agent" will initially be J.P. Morgan Trust Company, National Association, but may be such other person as designated by the Company from time to time. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in U.S. dollars or the Euro where the required payment is in a Specified Currency other than U.S. dollars or the Euro, respectively, will not constitute an Event of Default (as defined in the Indenture).

         If the Specified Currency is a composite currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled to satisfy its obligations to the Holder of this Security by making such payment in U.S. dollars. The amount of each payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in U.S. dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Security.

         [Until this Security is paid in full or payment therefor in full is duly provided for, the Company will at all times maintain a Paying Agent (which Paying Agent may be the Trustee) in The Borough of Manhattan in The City of New York. The Company has initially appointed J.P. Morgan Trust Company, National Association as the Paying Agent at its corporate trust offices at the J.P. Morgan Trust Company, National Association, in care of JPMorgan Chase Bank, Institutional Corporate Trust Securities Window, 55 Water Street, Room 234, North Building, New York, New York 10041].

         If this Security is a Global Security: Unless stated to the contrary on the face hereof, this Security is issuable only in registered form without coupons in Book-Entry form represented by one or more global notes (each a "Global Security") registered in the name of Cede & Co., or in the name of another nominee of The Depository Trust Company (the "DTC"). The single global security will represent all notes issued on the same day and having the same terms, including, without limitation, the same interest payment dates, rate of interest, maturity and redemption or repayment provisions, if any. Payments of principal, premium, if any, and interest, if any, on this Security will be made to DTC or its nominee, as Holder of this Security, by wire transfer of immediately available funds.

         If this Security is not a Global Security: Payment of interest, if any, on this Security will be made on any Interest Payment Date (other than at Maturity) by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or, in the case of a Holder of $10,000,000 (or, if the specified currency is other than U.S. dollars, the equivalent thereof in the specified currency) or more in aggregate principal amount of Securities of this series whether having identical or different terms and provisions, by wire transfer of immediately available funds if the applicable Holder has delivered appropriate wire transfer instructions in writing to the Paying Agent not later than 15 calendar days prior to the applicable Interest Payment Date and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further payments with respect to this Security payable to such Holder. Payment of principal of, premium, if any, and interest, if any, on this Security at Maturity will be made in immediately available funds, upon presentation and surrender of this Security and in the case of any repayment on an optional repayment date, upon submission of a duly completed election form, if and as required by the provisions relating to repayment of the securities at the option of the Holder, at the office or agency maintained by the Company for that purpose in The Borough of Manhattan, The City of New York, which at the date hereof is the corporate trust office of the Trustee located at the J.P. Morgan Trust Company, National Association, in care of JPMorgan Chase Bank, Institutional Trust Securities Window, 55 Water Street, Room 234, North Building, New York, New York 10041.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Any payment on this Security due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no additional interest shall accrue on the amount so payable for the period from and after such date. For purposes of this Security, "Business Day" has the meaning set
                                           ------------
forth below.

         Interest payments on this Security shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Original Issue Date, to but excluding the next succeeding Interest Payment Date; provided, however, that if the interest rate on this Security is reset daily or weekly as specified on the face hereof for the Interest Reset Period, interest payments shall be the amount of interest accrued from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid, from the Original Issue Date, to, but excluding, the Regular Record Date next preceding such Interest Payment Date, except that at Maturity the interest payable shall include interest accrued to but excluding the date of Maturity.

         Accrued interest on this Security shall be calculated by multiplying the principal amount of this Security by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the Interest Payment Period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate, as indicated above, or by the actual number of days in the year if the Base Rate is the CMT Rate or the Treasury Rate, as indicated above. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date shall be the applicable rate as reset on such date. Unless otherwise specified above, all percentages resulting from any calculation of the rate of interest hereon shall be rounded, if necessary, to the nearest 1/100,000 of 1%

(.0000001), with five one-millionths of a percentage point rounded upward, and all U.S. dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent or, in the case of a foreign currency, to the nearest unit (with one-half of a cent or unit being rounded upwards).

         Except as otherwise provided herein, commencing with the first Interest Reset Date specified above following the Original Issue Date and thereafter upon each succeeding Interest Reset Date specified above, the rate at which interest on this Security is payable shall be reset daily, weekly, monthly, quarterly, semi-annually or annually as specified above for the Interest Reset Period, and such rate, as so reset, shall be effective as of and for the related Interest Reset Date and for the balance of the related Interest Reset Period to but excluding the next succeeding Interest Reset Date. Unless otherwise specified above, the Interest Reset Dates shall be, if the interest rate on this Security resets daily, each Business Day; if the interest rate on this Security (unless the Base Rate is the Treasury Rate) resets weekly, Wednesday of each week; if the Base Rate specified above is the Treasury Rate and resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if the interest rate on this Security resets monthly (unless the Base Rate is the Eleventh District Cost of Funds Rate), the third Wednesday of each month; if the Base Rate specified above is the Eleventh District Cost of Funds Rate and resets monthly, the first calendar day of the month; if the interest rate on this Security resets quarterly, the third Wednesday of March, June, September and December of each year; if the interest rate on this Security resets semi-annually, the third Wednesday of the two months of each year specified above; and if the interest rate on this Security resets annually, the third Wednesday of the month of each year specified above; provided, however, that the interest rate in effect for the ten days immediately prior to Maturity will be that in effect on the tenth day preceding Maturity. If an Interest Reset Date for this Security would otherwise be a day that is not a Business Day (as hereinafter defined), such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. If the Base Rate is the Treasury Rate and the Treasury Interest Determination Date (as defined below) would otherwise fall on an Interest Reset Date, the particular Interest Reset Date will be postponed to the next succeeding Business Day.

         Anything herein to the contrary notwithstanding, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

         Unless otherwise specified above, interest will be payable, if the interest rate on this Security resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified above; if the interest rate on this Security resets quarterly, on the third Wednesday of March, June, September and December of each year; if the interest rate on this Security resets semi-annually, on the third Wednesday of the two months of each year specified above; and if the interest rate on this Security resets annually, on the third Wednesday of the month of each year specified above (each such day being an "Interest Payment
                                                            ----------------
Date").
----

         If any Interest Payment Date other than a Redemption Date or the Maturity Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified above is LIBOR and such next succeeding Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the next preceding Business Day. If a Redemption Date or the Maturity Date shall not be a Business Day, payment of the amounts due on this Security on such date in respect of principal, premium, if any, and/or interest may be made on the next succeeding Business Day; and if payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Redemption Date or Maturity Date, as the case may be, to such Business Day.

         Unless otherwise specified on the face hereof, this Security is a "Regular Floating Rate Note" and will bear interest at the rate determined by reference to the applicable Base Rate or Base Rates, (i) plus or minus the applicable Spread, if any; and/or multiplied by the applicable Spread Multiplier, if any.

         Commencing on the first Interest Reset Date, the rate at which interest on a Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

         If designated on the face hereof as a "Floating Rate/ Fixed Rate Note", this Security will bear interest at the rate determined by reference to the applicable Base Rate or Rates, (i) plus or minus the applicable Spread, if any; and/or multiplied by the applicable Spread Multiplier, if any.

         Commencing on the first Interest Reset Date, the rate at which interest on a Floating Rate/ Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate and the interest rate in effect commencing on the Fixed Rate Commencement Date (as specified above) will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

         If designated on the face hereof as an "Inverse Floating Rate Note," this Security will bear interest at the Fixed Interest Rate minus the rate determined by reference to the Base Rate or Rates, (i) plus or minus the applicable Spread, if any; and/or multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on an Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on an Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

         If this Security an "Original Issue Discount Note," it will have an issue price, as specified on the face hereof, that is less than 100% of the principal amount, or "par," thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Maturity Date. Original Issue Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the issue price of an Original Issue Discount Note and par is referred to as the "Original Issue Discount." In the event of redemption, repayment or acceleration of maturity of an Original Issue Discount Note, the amount payable to the holder of an Original Issue Discount Note will be equal to the sum of (i) the issue price, increased by any accruals of Original Issue Discount, and, in the event of any redemption of the applicable Original Issue Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as specified above), as adjusted by the Annual Redemption Percentage Reduction (as specified on the face hereof), if applicable and (ii) any unpaid interest accrued on the Original Issue Discount Notes to the date of the redemption, repayment or acceleration of Maturity, as the case may be.

         For purposes of determining the amount of Original Issue Discount that has accrued as of any date on which a redemption, repayment or acceleration of Maturity occurs for an Original Issue Discount Note, an Original Issue Discount will be accrued using a constant yield method. The constant Yield to Maturity will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Original Issue Discount Note, with ratable accruals within a compounding period, an interest rate equal to the Initial Interest Rate applicable to the Original Issue Discount Note and an assumption that the maturity of an Original Issue Discount Note will not be accelerated. If the period from the Original Issue Date to the first Interest Payment Date for an Original Issue Discount Note, known as the "Initial Period," is shorter than the compounding period for the Original Issue Discount Note, a proportionate amount of the Yield to Maturity for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence.

         If this Security is a "Remarketed Note," it will bear interest at a specified Initial Interest Rate, and thereafter will bear interest at rates set for each Interest Period by a remarketing agent selected by the Company, pursuant to a contract between the Company and the remarketing agent. The face of the note for any Remarketed Notes will contain the name of the remarketing agent and further information regarding the terms of the Remarketed Notes.

         If this Security is an "Indexed Note," the amount of principal, premium, if any, and/or interest, if any, payable in respect thereof will be determined with reference to the price or prices of specified commodities, to one or more equity or debt securities or the price or yield of such securities, to the exchange rate of one or more designated currencies relative to an indexed currency or to other items, including any statistical measure of economic or financial activity, changes in prices or values, or performance, or any other item, index or any combination thereof. In certain cases, Holders of indexed notes may receive a principal payment on the Maturity Date that is greater than or less than the principal amount of such Indexed Notes, depending upon the relative value at Maturity of the specified indexed item. Information as to the method for determining the amount of principal, premium, if any, and/or interest, if any, payable in respect of Indexed Notes, certain historical information with respect to the specified indexed item and any material tax considerations associated with an investment in Indexed Notes will be specified in the applicable pricing supplement.

         If this Security is an "Amortizing Note," the amount of principal thereof and interest thereon with respect to such Security will be payable in installments over its term. Unless otherwise specified on the face hereof, interest on each Amortizing Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. Further information concerning additional terms and provisions of Amortizing Notes is specified on the face hereof, including a table setting forth repayment information.

         The Company will appoint, and enter into an agreement with, an agent (the "Calculation Agent") to calculate the interest rates on floating rate
      -----------------
Securities (including this Security). Unless otherwise specified above, J.P. Morgan Trust Company, National Association shall be the Calculation Agent. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

         Subject to applicable provisions of law and except as otherwise specified herein, on each Interest Reset Date the rate of interest shall be determined in accordance with the provisions of the applicable heading below. The Interest Determination Date pertaining to a Security the rate of interest of which is determined with reference to two or more Base Rates will be the latest Business Day which is a least two Business Days before the related Interest Reset Date for the applicable Security on which each interest reset basis is determinable.

         Determination of CD Rate. If the Base Rate specified above is the CD Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the CD Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

         The "CD Rate" for each Interest Reset Period shall be determined by the
              -------
         Calculation Agent on the Calculation Date (as hereinafter defined) by reference to the CD Rate as of the second Business Day preceding the related Interest Reset Date (a "CD Interest Determination Date") and
                                         ------------------------------
         shall be:

      (1) the rate on the particular Interest Determination Date for negotiable U.S. dollar certificates of deposit having the index maturity specified above as published in H.15(519) under the caption "CDs (secondary market)"; or

      (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable U.S. dollar certificates of deposit of the particular index maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)"; or

      (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City, which may include the agents or their affiliates, selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit of major United States money center banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular index maturity in an amount that is representative for a single transaction in that market at that time; or

      (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date.

 "H.15(519)" means the weekly statistical release designated as H.15(519), or
  ---------
any successor publication, published by the Board of Governors of the Federal Reserve System.

 "H.15 Daily Update" means the daily update of H.15(519), available through the
  -----------------
world-wide-web site of the Board of Governors of the Federal Reserve System at http:/www.federalreserve.gov/releases/h15/update, or any successor site or publication.

         Determination of CMT Rate. If the Base Rate specified above is the CMT Rate, this Security shall bear interest for each Interest Reset Period at a rate calculated with reference to the CMT Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

         The "CMT Rate" for each Interest Reset Period shall be determined by
              --------
the Calculation Agent on the Calculation Date by reference to the CMT Rate as of the second Business Day preceding the related Interest Reset Date (a "CMT
                                                                      ---
Interest Determination Date") and shall be the rate (expressed as a percentage
---------------------------
per annum) determined as follows:

(1) if CMT Telerate Page 7051 is specified as the Designated CMT Telerate Page above:

     (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the index maturity specified above as published in H.15(519) under the caption "Treasury Constant Maturities," as the yield is displayed on Bridge Telerate, Inc., or any successor service, on page 7051 or any other page as may replace the specified page on that service, for the particular Interest Determination Date; or

     (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities;" or

     (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular index maturity as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in H.15(519); or

     (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in New York City, which may include the agents or their affiliates, individually known as a reference dealer, selected by the Calculation Agent from five reference dealers selected by the Calculation Agent and eliminating
          (i) the highest quotation, or, in the event of equality, one of the highest, and (ii) the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

     (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

     (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three reference dealers selected by the Calculation Agent from five reference dealers selected by the Calculation Agent and eliminating (i) the highest quotation or, in the event of equality, one of the highest, and (ii) the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the Securities in that market at that time; or

     (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

     (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date.

(2) if CMT Telerate Page 7052 is specified as the Designated CMT Telerate Page above:

     (a) the percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the index maturity specified on the face of this Security as published in H.15(519) opposite the caption "Treasury Constant Maturities," as the yield is displayed on Bridge Telerate, Inc., or any successor service, on page 7052 or any other page as may replace the specified page on that service, for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

     (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7052, the percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or

     (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the particular index maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

     (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three reference dealers selected by the Calculation Agent from five reference dealers selected by the Calculation Agent and eliminating
           (i) the highest quotation, or, in the event of equality, one of the highest, and (ii) the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

     (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

     (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three reference dealers selected by the Calculation Agent from five reference dealers selected by the Calculation Agent and eliminating (i) the highest quotation or, in the event of equality, one of the highest, and (ii) the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

     (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated; or

     (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that Interest Determination Date.

                  If two United States Treasury securities with an original maturity greater than the index maturity specified above have remaining terms to maturity equally close to the particular index maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

         Determination of Commercial Paper Rate. If the Base Rate specified above is the Commercial Paper Rate, this Security shall bear interest for each Interest Reset Period (a "Commercial Paper Interest Determination Date") at a
                          --------------------------------------------
rate calculated with reference to the Commercial Paper Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

         The "Commercial Paper Rate" for each Interest Reset Period shall be
              ---------------------
determined by the Calculation Agent on the Calculation Date by reference to the Commercial Paper Rate as of the second Business Day preceding the related Interest Reset Date (a "Commercial Paper Interest Determination Date") and shall
                        --------------------------------------------
be:

     (1) the Money Market Yield on the particular Interest Determination Date of the rate for commercial paper having the index maturity specified on the face of this Security as published in H.15(519) under the caption "Commercial Paper-Nonfinancial"; or

     (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular index maturity as published in
         H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper-Nonfinancial"; or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in New York City, which may include the agents or their affiliates, selected by the Calculation Agent for commercial paper having the particular index maturity placed for industrial issuers whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization; or

     (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular Interest Determination Date.


         "Money Market Yield" shall be a yield calculated in accordance with the
          ------------------
         following formula:

         Money Market Yield =                  D x 360      x 100
                                            -------------
                                            360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Reset Period specified above.

          Determination of Eleventh District Cost of Funds Rate. If the Base Rate specified above is the Eleventh District Cost of Funds Rate, this Security shall bear interest for each Interest Reset Period at a rate calculated with reference to the Eleventh District Cost of Funds Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

          The "Eleventh District Cost of Funds Rate" for each Interest Reset
               ------------------------------------
Period shall be determined by the Calculation Agent on the Calculation Date by reference to the Eleventh District Cost of Funds Rate as of the last working day of the month immediately preceding the related Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the index (as hereinafter defined) (an "Eleventh District Cost of Funds Determination Date") and shall be:
              --------------------------------------------------

     (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc., or any successor service, on page 7058 or any other page as may replace the specified page on that service, as of 11:00 A.M., San Francisco, California time, on that Interest Determination Date; or

     (2) if the rate referred to in clause (1) does not so appear on Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that Interest Determination Date, which is referred to above and below as the "index"; or

     (3) if the Federal Home Loan Bank of San Francisco fails to announce the index on or prior to the particular Interest Determination Date for the calendar month immediately preceding that Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date.

          Determination of Federal Funds Rate. If the Base Rate specified above is the Federal Funds Rate, this Security shall bear interest for each Interest Reset Period at a rate calculated with reference to the Federal Funds Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

          The "Federal Funds Rate" for each Interest Reset Period shall be
               ------------------
determined by the Calculation Agent on the Calculation Date by reference to the Federal Funds Rate as of the Business Day immediately preceding the related Interest Reset Date (a "Federal Funds Interest Determination Date") and shall
                        -----------------------------------------
be:

     (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Bridge Telerate, Inc., or any successor service, on page 120 or any other page as may replace the specified page on that service; or

     (2) if the rate referred to in clause (1) does not so appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)"; or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City, which may include the agents or their affiliates, selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date; or

     (4) if the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular Interest Determination Date.

          Determination of LIBOR. If the Base Rate specified above is LIBOR, this Security shall bear interest for each Interest Reset Period at a rate calculated with reference to LIBOR, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

          "LIBOR" for each Interest Reset Period shall be determined by the
           -----
Calculation Agent on the Calculation Date by reference to LIBOR on the second Business Day preceding the related Interest Reset Date (a "LIBOR Determination
                                                           -------------------
Date") and shall be:
----

     (1) if "LIBOR Telerate" is specified as the Reporting Service above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the Reporting Service above as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency having the index maturity specified on the face of this security, commencing on the related interest reset date, that appears on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or

     (2) if "LIBOR Reuters" is specified as the Reporting Service above, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular index maturity, commencing on the related interest reset date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or

     (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks, which may include affiliates of the agents, in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular index maturity, commencing on the related interest reset date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or

     (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable principal financial center, on the particular Interest Determination Date by three major banks, which may include affiliates of the agents, in that principal financial center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks having the particular index maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or

     (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date.

          "LIBOR Currency" means the currency specified above as to which LIBOR
           --------------
          shall be calculated or, if no currency is specified above, United States dollars.

          "LIBOR Page" means either:
           ----------

     (1) if "LIBOR Reuters" is specified as the Reporting Service above, the display on the Reuters Monitor Money Rates Service, or any successor service, on the page above, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or

     (2) or if "LIBOR Telerate" is specified as the Reporting Service above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the Reporting Service above as the method for calculating LIBOR, the display on Bridge Telerate, Inc., or any successor service, on the page specified above, or any other page as may replace such page on such service, for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

          Determination of Prime Rate. If the Base Rate specified above is the Prime Rate, this Security shall bear interest for each Interest Reset Period at a rate calculated with reference to the Prime Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

          The "Prime Rate" for each Interest Reset Period shall be determined by
               ----------
the Calculation Agent on the Calculation Date by reference to the Federal Funds Rate as of the Business Day immediately preceding the related Interest Reset Date (a "Prime Interest Determination Date") and shall be:
         ---------------------------------

     (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan"; or

     (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan"; or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or

     (4) if fewer than four rates referred to in clause (3) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks, which may include affiliates of the agents, in New York City selected by the Calculation Agent; or

     (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date.

          "Reuters Screen US PRIME 1 Page" means the display on the Reuter
           ------------------------------
Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

          Determination of Treasury Rate. If the Base Rate specified above is the Treasury Rate, this Security shall bear interest for each Interest Reset Period at a rate calculated with reference to the Treasury Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, and subject to the Maximum Interest Rate, if any, and the Minimum Interest Rate, if any, specified above.

          The "Treasury Rate" for each Interest Reset Period shall be determined
               -------------
by the Calculation Agent on the Calculation Date by reference to the Treasury Rate on the day in the week in which the related Interest Reset Date falls on which Treasury Bills are normally auctioned (a "Treasury Interest Determination
                                                -------------------------------
Date") (provided, however that if an auction is held on the Friday of the week
----
preceding the related interest reset date, the Interest Determination Date will be the preceding Friday; Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday) and shall be:

     (1) the rate from the auction held on the Treasury Rate Interest Determination Date , referred to as the "auction," of direct obligations of the United States having the index maturity specified above under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc., or any successor service, on

          Telerate page 56 or any other page as may replace that page on that service, or Telerate page 57, or any other page as may replace that page on that service; or

     (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

     (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the auction described above is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

     (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers, which may include the agents or their affiliates, selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the index maturity specified above; or

     (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date.

                    "Bond Equivalent Yield" means a yield, expressed as a
                     ---------------------
percentage, calculated in accordance with the following formula:

          Bond Equivalent Yield =             DxN       x 100
                                         -------------
                                         360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

          As used herein, "Business Day" means

               (1) with respect to the Security, any date that is not a Saturday or Sunday and that is not a legal holiday or a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the City of New York, New York or any other place where the principal of , premium, if any, and interest on this Security is payable;

               (2) if the Base Rate specified above is LIBOR, any such date on which dealings in deposits in U.S. dollars are transacted in the London interbank market;

               (3) if this Security is denominated in euros, including in the event that the Base Rate specified above is LIBOR, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) is open; and

          (4) if this Security is denominated in a specified currency other than U.S. dollars and euros, including in the event that the Base Rate specified above is LIBOR:

               (a) a day on which banking institutions are not authorized or required by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency; and

               (b) a day on which banking institutions in such financial center are carrying out transactions in such specified currency.

          The term "principal financial center" means, as applicable:
                    --------------------------

               (1) the capital city of the country issuing the specified currency; provided, however, that with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Portuguese escudos, South African rand and Swiss francs, the "principal financial center" shall be New York City, Sydney and (solely in the case of the specified currency) Melbourne, Toronto, Frankfurt, Amsterdam, Milan, Lisbon, London (solely in the case of the LIBOR Currency), Johannesburg and Zurich, respectively; or

               (2) the capital city of the country to which the LIBOR currency relates; provided, however, that with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Portuguese escudos, South African rand and Swiss francs, the "principal financial center" shall be New York City, Sydney and (solely in the case of the specified currency) Melbourne, Toronto, Frankfurt, Amsterdam, Milan, Lisbon, London (solely in the case of the LIBOR Currency), Johannesburg and Zurich, respectively.

          (1)  "Calculation Date", with respect to a Interest Determination
                ----------------
               Date, means the earlier of (a) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day, and (b) the Business Day next preceding the related Interest Payment Date or the Maturity Date, as the case may be;

          (2)  "Composite Quotations" means the daily statistical release
                --------------------
               entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities," or any successor release, published by the Federal Reserve Bank of New York; and

          (3)  "Interest Determination Date" means, as applicable, a "CD
                ---------------------------
               Interest Determination Date", a "CMT Interest Determination Date", an "Eleventh District Cost of Funds Interest Determination Date", a "Commercial Paper Interest Determination Date", a "Federal Funds Interest Determination Date", a "LIBOR Determination Date", a "Prime Interest Determination Date" or a "Treasury Interest Determination Date."

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature or its duly authorized agent referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture (as defined on the Reverse of Note) or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:                              BRE PROPERTIES, INC.


                                    By: ________________________________________
                                        Frank C. McDowell
                                        President and Chief Executive Officer


ATTEST:


________________________________
Edward F. Lange, Jr.
Executive Vice President, Chief
Financial Officer and Secretary



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee


By:____________________________________
   Authorized Signatory

                                [Reverse of Note]

                              BRE PROPERTIES, INC.

                         MEDIUM-TERM FLOATING RATE NOTE

                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE

General

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), of the series hereinafter specified
                            ----------
and issued under an Indenture dated as of June 23, 1997, as amended by a First Supplemental Indenture dated as of April 23, 1998 (as further amended or supplemented from time to time, the "Indenture"), between the Company and J.P.
                                     ---------
Morgan Trust Company, National Association (successor to Chase Manhattan Bank and Trust Company, National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and
 -------
reference is hereby made to the Indenture, and the Officers' Certificate filed with the Trustee on December 6, 2001 pursuant to Section 301 of the Indenture creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series of the Securities designated above, of the Company, which series is limited initially to an aggregate principal amount of $300,000,000 or the equivalent thereof in one or more foreign or composite currencies, provided, however that the series may be reopened, without the consent of the Holders, for the issuance of additional Securities as may be authorized by the Company from time to time. The Securities of this series may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the Holder at different times or not at all, be issued at an original issue discount and be denominated in different currencies.

          The Securities are issuable in registered form without coupons, unless otherwise specified on the face hereof, and will be either (a) book-entry securities represented by one or more global securities recorded in the book-entry system maintained by DTC or any successor to DTC in its capacity as depository for the Securities (the "Depository") or (b) certificated securities issued to and registered in the names of, the beneficial owners or their nominees.

Covenants

          The Company shall be subject to the covenants and agreements contained in the Indenture with respect to the Securities.

Events of Default

          If an Event of Default, as defined in the Indenture, with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Modification and Waivers; Obligation of the Company Absolute

          The Indenture permits, with certain exceptions as therein provided, the Company, when authorized by or pursuant to a board resolution, and the Trustee to enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of the Securities of a series or of modifying in any manner the rights of the Holders of the Securities of a series under the Indenture, with the consent of the Holders of not less than a majority in principal amount of all outstanding Securities of each series affected by such supplemental indenture, by act of said Holders delivered to the Company and the Trustee. The Indenture also contains provisions permitting the Company to omit in any particular instance to comply with any term, provision or condition set forth in the covenants contained in the Indenture, if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. Certain past defaults under the Indenture and their consequences may be waived under the Indenture by the Holders of not less than a majority in principal amount of the outstanding Securities of a series, on behalf of the Holders of all Securities of such series.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and (subject to Sections 305 and 307 of the Indenture) interest on, and any Additional Amounts in respect of, this Security on the respective due dates prescribed.

Defeasance and Covenant Defeasance

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants and certain Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

Redemption

          If so provided on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000, or any other integral multiple of an authorized denomination specified on the face hereof, (provided that any remaining principal amount of this Security shall not be less than $1,000 or such other minimum authorized denomination hereof) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed multiplied by a percentage (the "Redemption Percentage"), together with accrued interest, if any, to the Redemption Date. The Redemption Percentage shall initially be equal to the Initial Redemption Percentage specified on the face hereof and shall decline at each anniversary of the Initial Redemption Date by the amount of the Annual Redemption Percentage Reduction specified on the face hereof, until the Redemption Percentage is equal to 100%. The Company may exercise such option by causing the Trustee to mail a notice of such redemption not less than 30 nor more than 60 calendar days prior to the applicable Redemption Date to each Holder of the Securities of this series to be redeemed. In the event of redemption of this Security in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If less than all of the Securities of this series issued on the same day with the same terms are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Sinking Fund

          Unless otherwise specified on the face hereof, this Security will not be subject to, or entitled to the benefit of any sinking fund.

Repayment at Holder's Option

          If so provided on the face hereof, this Security will be repayable prior to the Maturity Date at the option of the Holder, in whole or in part and in increments of $1,000 (provided that any remaining principal amount of this Security surrendered for partial repayment shall not be less than the minimum authorized denomination hereof), on or after the date designated as an Optional Repayment Date on the face hereof at 100% of the unpaid principal amount to be repaid, plus accrued unpaid interest, if any, to the Repayment Date. In order for this Security to be repaid, the Trustee must receive at the applicable address of the Trustee set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, not less than 30 nor more than 60 calendar days prior to an Optional Repayment Date, this Security and, in the case of a certificated note, with the form below entitled "Option to Elect Repayment" duly completed, or, in the case of a Global Security, repayment instructions from the applicable beneficial owner to the Depository and forwarded by the Depository. Any such election shall be irrevocable. The address to which such deliveries are to be made is the corporate trust office of the Trustee located on the date hereof at 101 California Street, Suite 3800, San Francisco, CA 94111-5830 (or at such other place as the Company shall notify the Holders of the Securities of this series). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding. Upon any partial repayment, this Security shall be cancelled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security. Beneficial owners of Global Securities electing to have all or a portion of their book-entry Securities repaid must instruct the participant through which they own their interest to direct DTC or its nominee as Holder of the Security to exercise the repayment option on their behalf.

Authorized Denominations

          Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons. Unless a different minimum authorized denomination is set forth on the face hereof, this Security is issuable in minimum denominations of (i) if the Specified Currency of this Security is U.S. dollars, U.S. $1,000 and in any larger amount in integral multiples of $1,000, and (ii) if the Specified Currency of this Security is a currency other than U.S. dollars (a "Foreign Currency"), the equivalent in such Foreign Currency determined in accordance with the Market Exchange Rate (as defined below) for such Foreign Currency on the Business Day immediately preceding the date on which we accept an offer to purchase a Security, of U.S. $1,000 (rounded to an integral multiple of 1,000 units of the Foreign Currency), and in any larger amount in integral multiples of 1,000 units.

Registration of Transfer

          Upon surrender for registration of transfer of this Security at the corporate trust office of the Trustee in The Borough of Manhattan, The City of New York, a new Security or Securities of this series in authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, as provided in the Indenture and subject to the limitations provided therein and to the limitations described below, without charge except for any tax or other governmental charge imposed in connection therewith.

          If this Security is a Global Security, this Security is exchangeable for definitive Securities in registered form only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this Security or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, and, in either case, the Company does not appoint a successor Depository with respect to this Security within 90 days after receiving such notice or after becoming aware that the Depository has ceased to be so registered as a clearing agency, (y) the Company in its sole discretion determines that this Security shall be exchangeable for definitive Securities in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Securities represented hereby has occurred and is continuing and beneficial owners representing a majority in aggregate principal amount of the outstanding Securities represented by the Global Security advise the Depository to cease acting as depository. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities in registered form, bearing interest at the same rate, having the same date of issuance, redemption provisions, Maturity Date and other terms and of authorized denominations aggregating a like amount.

          If this Security is a Global Security (as specified above), this Security may not be transferred except as a whole to a nominee of the Depository, or by a nominee of the Depository to the Depository, or to a successor of the Depository or to a nominee of such successor of the Depository. Except as provided above, owners of beneficial interests in this Global Security will not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders hereof for any purpose under the Indenture.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No Personal Recourse

          No recourse shall be had for the payment of the principal of, premium, if any, or interest, if any, on, this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any of its respective successor corporations (or other entities), whether by virtue of any constitution, statute or rule of law, or by any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

Defined Terms

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Governing Law

          This Security shall be governed by and construed in accordance with the law of the State of New York , without regard to principles of conflicts of laws, except to the extent that the Trust Indenture Act shall be applicable.

                            OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or the portion thereof specified below), pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt by the Company of the within Security as specified below (the "Repayment Date"), at a Repayment Price equal to 100% of the principal amount thereof, together with interest to the Repayment Date, to the undersigned, ______________________________________, at ___________________________________
(please print or typewrite name and address of the undersigned).

          For this option to elect repayment to be effective, the Company must receive, at the applicable address of the Paying Agent set forth in the within Security or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, at least 30 but not more than 60 calendar days prior to an Optional Repayment Date, either (i) this Security, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid,
(c) a statement that the option to elect repayment is being irrevocably exercised thereby, and (d) a guarantee stating that the Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Security and form duly completed are received by the Company by such fifth Business Day).

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000) which the holder elects to have repaid: $_____________.

          If less than the entire principal amount of the within Security is to be repaid, specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Security or Securities to be issued to the holder for the portion of the within Securities not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid): $______________.

Date: ___________________

                  Notice: The signature to this Option to Elect
                   Repayment must correspond with the name as
                  written on the face of the within Security in
                     every particular without alteration or
                      enlargement or any change whatsoever.

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN - as joint tenants with right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT - __________________ Custodian ________________
                               (Custodian)                  (Minor)
          Under Uniform Gifts to Minors Act




          _________________________
                (State)

          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

_______________________________

___________________________________________________________
___________________________________________________________
___________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE)


the within Security of BRE PROPERTIES, INC. and all rights thereunder and does hereby irrevocably constitute and appoint __________________ attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated:_________________________

                                                            ____________________
                                     Signature Guaranteed: _____________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.